                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 28, 2000
                                                  --------------


                         BECTON, DICKINSON AND COMPANY
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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
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        (Former name or former addresses if changed since last report.)

Item 7.      Exhibits
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             The Registrant is filing herewith the exhibit referenced in the Index of Exhibit annexed hereto and made a part hereof.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Michelle L. Sandri
                                               ------------------------
                                               Michelle L. Sandri
                                               Assistant Secretary


Date: April 21, 2000

                              INDEX TO EXHIBIT
                              -----------------

   Exhibit
   Number              Description of Exhibit
   ------              ----------------------

    3(b)               By-Laws as Amended and Restated on March 28, 2000.

    99                 Press release dated April 18,2000.